                                                                 EXHIBIT 10(d)




                         AMENDMENT AND RESTATEMENT
                                     OF
                USG CORPORATION SUPPLEMENTAL RETIREMENT PLAN


WHEREAS, USG CORPORATION SUPPLEMENTAL RETIREMENT PLAN (the "Plan") was established effective January 1, 1976 (and then was named "United States Gypsum Company Supplemental Retirement Plan"); and


WHEREAS, the Plan, as amended and restated effective as of January 1, 1989, has subsequently been amended from time to time, and it now is considered desirable to further amend and restate the Plan in its entirety;


NOW, THEREFORE, pursuant to the amending power reserved to USG Corporation as the "Company" under Section 7 of the Plan, as amended, the Plan (including Supplement A thereto) be and hereby is further amended and restated in its entirety effective as of July 1, 1993 in the form attached hereto as Exhibit A.


                                *     *     *


IN WITNESS WHEREOF, the Company has caused these presents to be signed on its behalf by an officer thereunto duly authorized this 30th day of November, 1993.


                              USG CORPORATION



                              By____________________________________________
                                              Senior Vice President and
                                             Chief Administrative Officer

                                                                   Exhibit A




               USG CORPORATION SUPPLEMENTAL RETIREMENT PLAN

           (As Amended and Restated Effective as of July 1, 1993)















                           McDermott, Will & Emery
                              Chicago, Illinois

                             TABLE OF CONTENTS


                                                                        PAGE
SECTION 1                                                                  1
      Introduction                                                         1
            The Plan, the Company                                          1
            Employers                                                      1
            Purpose                                                        1
            Plan Administration                                            3
            Preservation of Benefits                                       3

SECTION 2                                                                  4
      Eligibility for Participation                                        4
            Covered Employee                                               4
            Eligibility                                                    4
            Period of Participation                                        4

SECTION 3                                                                  5
      Part A Supplemental Benefits                                         5
            Intent                                                         5
            Limited Benefits, Unlimited Benefits, Part A
               Supplemental Benefits and Part A Supplemental
               Death Benefits                                              5
            Participant Contribution Requirement                           6
            Compensation Deferral Elections                                6
            Amount of Part A Supplemental Benefits                         7
            Payment of Part A Supplemental Benefits                        8
            Amount and Payment of Part A Supplemental Death Benefits       9

SECTION 4                                                                 12
      Part B Supplemental Benefits                                        12
            Intent                                                        12
            Part B Supplemental Benefits and Part B Supplemental Death
               Benefits                                                   12
            Elective Participant Contributions                            12
            Additional Elective Participant Contributions                 13
            Employer Matching Contributions                               13
            Separate Accounts, Subaccounts, Deemed Investments            14
            Withdrawals                                                   14
            Vesting of Accounts                                           15
            Distribution of Accounts                                      15

SECTION 5                                                                 17
      Spouses, Beneficiaries, Funding                                     17
            Eligible Spouse                                               17
            Supplemental Plan Beneficiary                                 17



                                                                        PAGE
            Funding                                                       17

SECTION 6                                                                 18
      General Provisions                                                  18
            Statement of Accounts                                         18
            Employment Rights                                             18
            Interests Not Transferable                                    18
            Controlling Law                                               18
            Gender and Number                                             18
            Action by the Company                                         18
            Successor to the Company or Any Other Employer                18
            Facility of Payment                                           19

SECTION 7                                                                 20
      Amendment and Termination                                           20

SUPPLEMENT A


               USG CORPORATION SUPPLEMENTAL RETIREMENT PLAN


                                 SECTION 1

                               INTRODUCTION



1.1. THE PLAN, THE COMPANY. Effective January 1, 1976 UNITED STATES GYPSUM COMPANY established UNITED STATES GYPSUM COMPANY SUPPLEMENTAL RETIREMENT PLAN (the "Plan"). On January 1, 1985 UNITED STATES GYPSUM COMPANY became a wholly-owned subsidiary of USG CORPORATION and effective as of that date USG CORPORATION was substituted for UNITED STATES GYPSUM COMPANY as the "Company" under the Plan and the name of the Plan was changed to USG CORPORATION SUPPLEMENTAL RETIREMENT PLAN. The term "Company" as used in the Plan means UNITED STATES GYPSUM COMPANY up to January 1, 1985 and USG CORPORATION (and any successor thereto) on and after that date. The provisions of this subsection and the following provisions of the Plan constitute an amendment and restatement of the Plan, as previously amended, effective as of July 1, 1993 (the "New Effective Date"), subject to any subsequent amendments.


1.2. EMPLOYERS. Each subsidiary of the Company that is an employer under USG Corporation Retirement Plan (the "Retirement Plan") or under USG Corporation Investment Plan (the "Investment Plan") shall be an "Employer" under this Plan unless specified to the contrary by the Company by writing filed with the Committee described in subsection 1.4.


1.3. PURPOSE. The Company and certain of its subsidiaries maintain and are employers under the Retirement Plan and the Investment Plan, each of which plans is intended to meet the requirements of a "qualified plan" under Section 401(a) of the Internal Revenue Code. The purpose of this Plan, a nonqualified plan, is to provide for eligible employees benefits that could have been earned and paid under the Retirement and Investment Plans and under any other qualified defined benefit and defined contribution plans maintained by the controlled group of corporations of which the Company is a member ("other USG Defined Benefit and Defined Contribution Plans") but for the following limitations:

      (a) Section 401(a)(4) of the Internal Revenue Code requires that contributions or benefits provided under a qualified plan must not discriminate in favor of highly compensated employees and there-fore amounts deferred by employees, if any, under the Company's management incentive compensation programs until their retirement or other termination of employment may not be considered as a part of their employment compensation in determining the amount of their contributions, benefits provided with respect to their contributions, and employer provided benefits under the Retirement and Investment Plans and other USG Defined Benefit and Defined Contribution Plans.

      (b) Sections 401(a)(17) and 404(l) of the Internal Revenue Code limit the amount of employees' annual compensation that may be taken into account in determining the benefits that may be paid to them from the Retirement and Investment Plans and other USG Defined Benefit and Defined Contribution Plans and the deductible Employer contributions that may be made to those plans to provide such benefits.

      (c) Sections 401(k) and 401(m) of the Internal Revenue Code require that employees' before-tax contributions and Employer matching contributions under USG Defined Contribution Plans be tested to prevent discrimination in favor of highly compensated employees and as a result of such tests employees' before-tax contributions and shares of Employer matching contributions under such plans may be limited.

      (d) Sections 401(a)(4) and 401(l) of the Internal Revenue Code limit the extent to which disparate benefits may be provided under qualified retirement plans and as a result benefits accrued under the Retirement Plan (and other USG Defined Benefit Plans) may be limited.

      (e) Section 402(g) of the Internal Revenue Code limits the amount of before-tax contributions that an employee may make under the Investment Plan and other USG Defined Contribution Plans.

      (f) Section 415 of the Internal Revenue Code places limitations on the amount of benefits that may be paid from and contributions that may be made to the Retirement Plan and the Investment Plan and other USG Defined Benefit and Defined Contribution Plans.

Effective October 1, 1993, the Plan will also allow Participants to elect to make before-tax contributions to the Plan in excess of the amount of contributions permitted under the terms of the Investment Plan. In no event shall any benefits be payable under this Plan that would duplicate benefits that become payable under any other qualified or nonqualified plan maintained by the Company, any other Employer or any other member of the controlled group of corporations of which the Company is a member.


1.4. PLAN ADMINISTRATION. The Plan is administered by the committee (the "Committee") that is responsible for administration of the Retirement Plan. To the extent appropriate, the Committee has, concerning Part A Supplemental Benefits and Part A Supplemental Death Benefits described in Section 3, the same powers, rights, duties and obligations it has as to the Retirement Plan and, concerning Part B Supplemental Benefits and Part B Supplemental Death Benefits described in Section 4, the same powers, rights, duties and obligations as are vested in the committee responsible for administration of the Investment Plan, including the right to require the completion of such forms or applications with respect to benefit payments as it deems appropriate.

1.5. PRESERVATION OF BENEFITS. Benefits shall be provided under the Plan on and after the New Effective Date to, or with respect to, former employees of the Company who became entitled to such benefits before that date in accordance with the terms of the Plan as in effect at the time of their retirement or other termination of employment. If an employee of an Employer was participating in the Plan immediately prior to the New Effective Date and continues to participate in the Plan on and after that date, benefits payable under this Plan to, or with respect to, such employee shall not be less than what they would have been if the Plan as in effect immediately prior to the New Effective Date continued in effect on and after that date without change, but only taking into account for this purpose benefits accrued by the employee under the Retirement Plan and all other USG Defined Benefit Plans prior to the New Effective Date.

                                 SECTION 2

                       ELIGIBILITY FOR PARTICIPATION


2.1. COVERED EMPLOYEE. A "Covered Employee" means an employee of an Employer under the Plan who is a highly compensated employee as defined in
Section 414(q) of the Internal Revenue Code, unless the Committee specifies that such employee shall not be considered as a Covered Employee for any purpose of the Plan by writing filed with the Secretary of the Company prior to, or within 30 days after, the date the employee otherwise would become eligible for participation in the Plan.


2.2. ELIGIBILITY. Subject to the conditions and limitations of the Plan, each employee of an Employer who was a "Participant" in the Plan on June 30, 1993 shall continue as a Participant in the Plan after that date. Subject to the conditions and limitations of the Plan, each other employee of an Employer shall become eligible to enroll in this Plan and become a "Participant" on the first date occurring on or after the New Effective Date on which:

      (a)   he is a Covered Employee; and

      (b) the benefits he accrues, or the contributions he is required to make or could elect to make, or his share of employer derived contributions under one or more of the Retirement Plan, the Investment Plan, and other USG Defined Benefit and Defined Contribution Plans, are less than what they would have been (or, as to elected contributions, could have been) as a result of the limitations described in subsection 1.3.

Each employee will be notified of the date he is eligible to enroll in the Plan and become a Participant and will be furnished with an enrollment form pursuant to appropriate enrollment procedures established by the Committee.


2.3. PERIOD OF PARTICIPATION. An employee of an Employer who becomes a Participant in this Plan will continue as a Participant in the Plan in accordance with its provisions until all benefits to which he is entitled under the Plan have been distributed to him.

                                 SECTION 3

                       PART A SUPPLEMENTAL BENEFITS


3.1. INTENT. The Employers intend that benefits be provided pursuant to the provisions of this Section 3 that are actuarially equivalent to the benefits that would have been provided under the Retirement Plan and other USG Defined Benefit Plans if the limitations described in subsection 1.3 did not exist, if before-tax contributions the Participant makes pursuant to subsection 3.3 had been made under the Retirement Plan and any other applicable USG Defined Benefit Plan on an after-tax basis, and if amounts deferred under the Company's 1989 and subsequent management incentive compensation programs or deferred under subsections 4.3 and 4.4 of the Plan had not been deferred but instead paid at the proper time and included in employment compensation for purposes of the Plans, provided that the contribution requirement described in subsection 3.3 is met.


3.2. LIMITED BENEFITS, UNLIMITED BENEFITS, PART A SUPPLEMENTAL BENEFITS AND PART A SUPPLEMENTAL DEATH BENEFITS. For purposes of this Section 3, the term "Limited Benefits" means the benefits that become payable to or with respect to a Participant under the Retirement Plan and all other USG Defined Benefit Plans. The term "Unlimited Benefits" means the benefits that would have become payable to or with respect to a Participant under such Plans if the limitations described in subsection 1.3 did not exist, if before-tax contributions the Participant makes pursuant to subsection 3.3 had been made under the Retirement Plan and any other applicable USG Defined Benefit Plan on an after-tax basis, and if amounts deferred by the Participant under the Company's 1989 and subsequent management incentive compensation programs or deferred under subsections 4.3 and 4.4 of the Plan had not been deferred but instead paid to the Participant at the proper time during employment and then included in the Participant's employment compensation for purposes of those Plans. Benefits that become payable under this Section 3 to a Participant are referred to as "Part A Supplemental Benefits". Benefits that become payable under this Section 3 to any person as a result of the death of a Participant are referred to as "Part A Supplemental Death Benefits".


3.3. PARTICIPANT CONTRIBUTION REQUIREMENT. A Participant's entitlement to Part A Supplemental Benefits and Part A Supplemental Death Benefits described in subsections 3.5 and 3.7 is subject to the Participant making before-tax contributions under this Plan. Such contributions must equal the after-tax contributions the Participant would have been required to make under the Retirement Plan and all other USG Defined Benefit Plans:

      (a) if amounts contributed on a before-tax basis under this Plan, deferred by the Participant under the Company's management incentive compensation programs, or deferred under subsections 4.3 and 4.4 of the Plan had not been so contributed or deferred but paid to the Participant at the proper time during employment and then included in the Participant's employment compensation for purposes of those plans;

      (b) if the annual compensation limitation imposed by Section 401(a)(17) of the Internal Revenue Code (as described in subparagraph 1.3(b)) did not apply to the Participant; and

      (c) if the limitations imposed under Section 415 of the Internal Revenue Code (as described in subparagraph 1.3(f)) did not apply to the Participant.

Notwithstanding the foregoing, a participant who elects to continue making after-tax contributions under the Retirement Plan or another USG Defined Benefit Plan even though the limitations imposed under Section 415 of the Internal Revenue Code prevent him from accruing benefits under such plans, will accrue benefits under this Plan based on such after-tax contributions as if they had been made under this Plan on a before-tax basis. The Committee shall maintain a bookkeeping account in the name of each Participant who makes before-tax contributions under this subsection to reflect such contributions and, where required, interest on such contributions. The term "interest" as used in this Plan with respect to Participants' before-tax contributions made under this subsection shall mean "interest" as defined in the Retirement Plan with respect to participant contributions under that plan but shall not include a higher rate of interest required to be applied under the Retirement Plan for certain purposes pursuant to Section 411(c)(2) of the Internal Revenue Code.


3.4. COMPENSATION DEFERRAL ELECTIONS. A Participant's before-tax contributions under this Section 3 shall be made pursuant to a compensation deferral election filed with his Employer prior to the calendar year such contributions are to begin or, in the case of a Participant who first becomes eligible to make such contributions during but after the beginning of a calendar year, filed with his Employer not more than 30 days after so becoming eligible, subject to the following:

      (a) The Participant's election shall apply to employment compensation otherwise payable after the later to occur of the date the Participant becomes eligible to make before-tax contributions and the date the election is filed with his Employer.

      (b) Such election shall be automatically revoked if the Participant ceases to be a Covered Employee and such revocation shall be effective as to employment compensation the Participant is entitled to receive during the period he ceases to be a Covered Employee.

      (c) Such election may be voluntarily revoked by the Participant before the beginning of any subsequent calendar year. A voluntary revocation shall be effective as to employment compensation the Participant is entitled to receive during that and subsequent calendar years unless prior to the commencement of any subsequent calendar year the Participant makes another compensation deferral election. Such later election shall apply as to employment compensation otherwise payable during calendar years beginning after the election is made.

Any period during which a Participant does not make contributions under the Plan (and, where applicable, also does not elect to make after-tax contributions under the Retirement Plan or another USG Defined Benefit Plan upon which benefits would accrue under this Plan) shall be disregarded for purposes of any subsequent calculation of benefit service (as defined in subsection 4.3 of the Retirement Plan) or compensation (as described in subsection 3.3 above for purposes of determining contributions under this
Plan) used in determining the Participant's Unlimited Benefits for a subsequent Plan year.


3.5. AMOUNT OF PART A SUPPLEMENTAL BENEFITS. Subject to the contribution requirement described in subsection 3.3, Part A Supplemental Benefits shall become payable under the Plan to a Participant upon the Participant's retirement or earlier termination of employment with the Company and its subsidiaries. A Participant's Part A Supplemental Benefits shall be in an amount that is actuarially equivalent to the amount by which the Participant's Unlimited Benefits exceed the Participant's

Limited Benefits. For purposes of this Section 3, actuarially equivalent benefits shall be calculated on the basis of the actuarial factors, assumptions and tables applied for that purpose under the Retirement Plan, to the extent deemed appropriate by the Committee.


3.6. PAYMENT OF PART A SUPPLEMENTAL BENEFITS. Subject to the provisions of this subsection 3.6, Part A Supplemental Benefits shall be paid in a lump sum within 30 days after such benefits become payable or, if the entire amount of such benefits cannot be determined by the Committee within that 30 day period, payment shall be made in one or more installments as determined by the Committee but with the last payment due by the 30th day following the date the Committee determines the total amount of such benefits. The Committee in its discretion may from time to time establish rules incorporating objective standards that shall govern the form of payment of Part A Supplemental Benefits that initially become payable during a subsequent calendar year. A copy of such rules, certified by the Chairman or Secretary of the Committee, shall be filed with the Secretary of the Company before the beginning of the calendar year for which they first become effective. Any such rules in effect at the start of a calendar year may not be modified or rescinded in that calendar year or thereafter with respect to the form of payment of Part A Supplemental Benefits that initially become payable to any person under the Plan during that calendar year. Notwithstanding the foregoing provisions of this subsection:

      (a) Payment of a Participant's Part A Supplemental Benefits must be made or commence not later than February 1 of the calendar year next following the calendar year in which he attains age 65 years or, if later, his termination of employment with the Company and its subsidiaries occurs.

      (b) If the Committee determines that a Participant whose Part A Supplemental Benefits are being paid over a period of more than one year has incurred a severe financial hardship as a result of the occurrence of an unanticipated event beyond the Participant's control, the Committee may direct that an advance payment of part or all of the Covered Participant's Part A Supplemental Benefits be made, but the amount thereof shall not exceed the amount needed for such financial hardship.

      (c) If a Change in Control as determined in accordance with the provisions of Section 18 of the

            Retirement Plan as in effect on the New Effective Date should occur, Part A Supplemental Benefits that initially became payable to a Participant before the Change in Control but have not been paid or paid in full shall be distributed in accordance with the same form of payment as in effect with respect to those benefits immediately prior to the Change in Control, but any Part A Supplemental Benefits that initially become payable after the Change in Control shall be distributed in a lump sum to the person entitled thereto within 30 days after they become payable.

      (d) If a Participant's death occurs while employed by the Company or any subsidiary of the Company or if a Participant's death occurs after he had become entitled to Part A Supplemental Benefits but before payment of such benefits has commenced or has been completed, Part A Supplemental Death Benefits shall be payable with respect to the Participant only if and to the extent provided in subsection 3.7.

      (e) Spousal consent rules that apply under the Retirement Plan or any other USG Defined Benefit Plan with respect to forms of payment of benefits shall not apply under this Plan.


3.7. AMOUNT AND PAYMENT OF PART A SUPPLEMENTAL DEATH BENEFITS. Part A Supplemental Death Benefits shall be payable under the Plan as follows:

      (a) If a Participant's death occurs while employed by the Company or a subsidiary of the Company and if he had an Eligible Spouse (as defined in subsection 5.1) immediately prior to his death, the Participant's Eligible Spouse shall be entitled to monthly Part A Supplemental Death Benefits under this Plan equal to the additional monthly pre-retirement survivor annuity benefits that would have been payable to the Participant's Eligible Spouse under the Retirement Plan and all other USG Defined Benefit Plans if the Participant's Limited Benefits equalled his Unlimited Benefits. The first payment to a Participant's Eligible Spouse under this subsection shall be made as of the beginning of the calendar month next following the calendar month during which the Participant's death occurs and the final payment shall be made as of the beginning of the calendar month during which the Eligible Spouse's death occurs.
            If the Participant did not have an Eligible Spouse at the time of his death, no Part A Supplemental Death Benefits shall be payable under the Plan with respect to that Participant other than payment to the Participant's Supplemental Plan Beneficiary (as defined in subsection 5.2) of an amount equal to the Participant's before-tax contributions under the Plan with interest as soon as practicable after the Participant's death.

      (b) If a Participant's death occurs after he had both retired (or otherwise terminated employment) and become entitled to Part A Supplemental Benefits but before payment of such benefits had been made or had commenced, and if he had an Eligible Spouse at the time of his death, the Participant's Eligible Spouse shall be entitled to monthly Part A Supplemental Death Benefits equal to 50 percent of the additional monthly amount that would have been payable to the Participant under the Retirement Plan and all other USG Defined Benefit Plans in the form of a qualified joint and survivor annuity if the Participant's Limited Benefits equalled his Unlimited Benefits and if his benefit commencement date under such Plans had occurred immediately prior to his death or, if later, at his normal retirement date. The first payment to a Participant's Eligible Spouse under this subparagraph shall be made as of the beginning of the calendar month next following the calendar month during which the Participant's death occurs or, if later, the month in which the Participant would have attained age 55 years, and the final payment shall be made as of the beginning of the calendar month during which the Eligible Spouse's death occurs. If the Participant did not have an Eligible Spouse at the time of his death, no Part A Supplemental Death Benefits shall be payable under the Plan with respect to that Participant other than payment to the Participant's Supplemental Plan Beneficiary of an amount equal to the Participant's before-tax contributions under this Plan with interest as soon as practicable after the Participant's death.

       (c) If a Participant's death occurs while receiving Part A Supplemental Benefits, his Supplemental Plan Beneficiary shall be entitled to Part A Supplemental Death Benefits equal to the death benefits, if any, payable under the form of payment of his Part A Supplemental Benefits.

                                 SECTION 4

                       PART B SUPPLEMENTAL BENEFITS


4.1.  INTENT.  Commencing on the New Effective Date, the provisions of this
Section 4 are intended to allow a Participant to elect to make part or all of the additional before-tax contributions he could have made under the Investment Plan and all other USG Defined Contribution Plans, and to earn the additional matching contributions that would have been made by his Employer and credited to his accounts under those plans as a result of such additional before-tax contributions, if the limitations described in subsection 1.3 did not exist and if amounts contributed on a before-tax basis under this Plan or deferred by the Participant under the Company's 1989 and subsequent management incentive compensation programs had not been so contributed or deferred but instead paid to the Participant at the proper time during employment and then included in the Participant's employment compensation for purposes of those plans. Effective October 1, 1993, this Section 4 also permits Participants to make additional before-tax contributions to the Plan in excess of the amount permitted under the terms of the Investment Plan.


4.2. PART B SUPPLEMENTAL BENEFITS AND PART B SUPPLEMENTAL DEATH BENEFITS. Benefits that become payable under this Section 4 to a Participant are referred to as "Part B Supplemental Benefits". Benefits that become payable under this Section 4 to any person as a result of the death of a Participant are referred to as "Part B Supplemental Death Benefits".


4.3. ELECTIVE PARTICIPANT CONTRIBUTIONS. A Participant may elect to make part or all of the additional before-tax contributions described in subsection
4.1. A Participant's before-tax contributions under this subsection 4.3 shall be made by a compensation deferral election filed with his Employer prior to the calendar year such contributions are to begin or, for contributions to be made in 1993, before the New Effective Date. If a Participant first becomes eligible to make such contributions during 1993 but after the New Effective date or during but after the beginning of any subsequent calendar year, such Participant's deferral election must be filed with his Employer not more than 30 days after so becoming eligible. A Participant's compensation deferral election under this subsection 4.3 shall apply to employment compensation otherwise payable after the later to occur of the date the Participant becomes eligible to make before-tax contributions and the date the election is filed with his Employer. A Participant's compensation deferral election may be revoked by the Participant before the beginning of any subsequent calendar year. The revocation shall be effective as to employment compensation the Participant is entitled to receive during that and subsequent calendar years unless prior to the commencement of any subsequent calendar year the Participant makes another compensation deferral election. Such later election shall apply as to employment compensation otherwise payable during calendar years beginning after such later election is made. Notwithstanding the foregoing, a Participant's compensation deferral election automatically shall be revoked for any period he ceases to be a highly compensated employee as defined in Section 414(q) of the Internal Revenue Code.

4.4. ADDITIONAL ELECTIVE PARTICIPANT CONTRIBUTIONS. Effective October 1, 1993, a Participant who is making the maximum permitted deferral under subsection 4.3 may elect to make additional before-tax contributions pursuant to this subsection 4.4. Such additional contributions shall be a percentage (ranging from one to eleven percent, in whole number increments) of the Participant's employment compensation. A Participant's before-tax contributions under this subsection 4.4 shall be made by a compensation deferral election filed with his Employer prior to the calendar year such contributions are to begin or, for contributions to be made in 1993, before October 1, 1993. If a Participant first becomes eligible to make contributions under this subsection 4.4 during 1993 but after October 1, 1993 or during but after the beginning of any subsequent calendar year, such Participant's deferral election must be filed with his Employer not more than 30 days after so becoming eligible. A Participant's compensation deferral election under this subsection 4.4 shall apply to employment compensation otherwise payable after the later to occur of the date the Participant becomes eligible to make before-tax contributions and the date the election is filed with his Employer. A Participant may revoke or reinstate his deferral election under this subsection 4.4 in accordance with the rules on revocation and reinstatement of deferral elections found in subsection 4.3.

4.5. EMPLOYER MATCHING CONTRIBUTIONS. A Participant who makes before-tax contributions under subsection 4.3 shall be entitled to "Employer Matching Contributions" under this Plan equal to the additional "corporation matching contributions" he would have been entitled to receive under the Investment Plan if such before-tax contributions were permitted to be made under the Investment Plan. Employer matching contributions will not be made on any before-tax contributions made pursuant to subsection 4.4. For purposes of this Section 4, "corporation match-ing contributions" means all forms of matching contributions provided for in
Section 4 of the Investment Plan.

4.6. SEPARATE ACCOUNTS, SUBACCOUNTS, DEEMED INVESTMENTS. The Committee shall maintain a bookkeeping account in the name of each Participant who makes before-tax contributions under this Section 4 and shall maintain a separate bookkeeping account in his name to reflect Employer Matching Contributions attributable to such before-tax contributions. One half of any contributions made pursuant to subsections 4.3, 4.4 and 4.5, shall be deemed, when made, to be invested in the "fixed income fund" maintained under the Investment Plan; the remaining half of any such contributions, when made, shall be deemed to be invested in the "equity index fund" maintained under the Investment Plan. The Committee may maintain such subaccounts as it deems necessary to effect the immediately preceding sentence. Any reference to a Participant's "account" shall include all subaccounts established on behalf of the Participant by the Committee in accordance with the preceding sentence. Each participant's accounts and subaccounts shall be adjusted as of the end of each calendar quarter (and on any other dates the accounts of participants in the Investment Plan are adjusted) to reflect the balances that would have been in such accounts if they had in fact been maintained under the Investment Plan as described above.


4.7. WITHDRAWALS. No withdrawals may be made under this Plan with respect to a Participant's accounts prior to the Participant's termination of employment with the Company and all of its subsidiaries other than hardship withdrawals described below. Effective as of the close of a calendar quarter, after Participants' accounts have been adjusted as of the end of that quarter, a Participant may request a withdrawal from his account which reflects his before-tax contributions in the same manner and subject to the same conditions and limitations as are set forth in the Investment Plan for hardship withdrawals from participants' before-tax accounts. Although such conditions and limitations do not apply to an employee participating in the Investment Plan who has attained age 59-1/2 years, such conditions and limitations shall be deemed to apply to a Participant in this Plan who has attained age 59-1/2 years. However, if a Participant incurs a hardship, he must request a hardship withdrawal under this Plan to the extent required to satisfy the immediate and heavy financial need caused by such hardship (subject to the sufficiency of the before-tax contributions credited to such account of the Participant under this Plan) before he may request a hardship withdrawal under the Investment Plan or any other USG Defined Contribution Plan. A withdrawal requested by a Participant as of the end of a calendar quarter, if approved by the Committee, shall be made from the Plan during the next following calendar quarter. The amount of the withdrawal shall be charged to the appropriate account of the Participant as of the end of the calendar quarter in which the withdrawal is actually made but prior to adjusting such account under subsection 4.6 to reflect hypothetical investment earnings (or losses) for that quarter.


4.8. VESTING OF ACCOUNTS. Upon a Participant's termination of employment with the Company and all of its subsidiaries, the Participant (or in the event of his death, his Supplemental Plan Beneficiary, as defined in subsection 5.2) shall be entitled to the entire balance in the Participant's account which reflects his before-tax contributions made under this Section 4 (subject to quarterly adjustments required of such account until complete distribution thereof). The Participant or Supplemental Plan Beneficiary, as the case may be, shall be entitled to that portion of the balance in the Participant's account which reflects the Participant's share of Employer Matching Contributions the Participant or Supplemental Plan Beneficiary would have been entitled to under the Investment Plan if such contributions were "corporation matching contributions" made under the Investment Plan and such account had been maintained as a "corporation account" under that Plan (subject to quarterly adjustments required of such account until complete distribution of the vested portion thereof).

4.9. DISTRIBUTION OF ACCOUNTS. Subject to the provisions of this subsection 4.9, Part B Supplemental Benefits shall be paid in a lump sum within 30 days after the end of the calendar quarter in which such benefits become payable or, if the entire amount of such benefits cannot be determined by the Committee within that period, payment shall be made in one or more installments as determined by the Committee but with the last payment due by the 30th day following the date the Committee determines the total amount of such benefits. The Committee in its discretion may from time to time establish rules incorporating objective standards that shall govern the form of payment of Part B Supplemental Benefits that initially become payable during a subsequent calendar year. The distribution options for Part B Supplemental Benefits established by the Committee under this subsection 4.9 may differ from the distribution options established by the Committee under subsection 3.6 for the distribution of Part A Supplemental Benefits, but shall be established in the same manner and subject to the same conditions and limitations as are set forth in subsection 3.6, except that subparagraph 3.6(d) shall not apply in the event of the death of a Participant. Upon a Participant's death, whether before or after the Participant's termination of employment, the Participant's Part B Supplemental Death Benefits (the remaining balances in the accounts reflecting his before-tax contributions made under this Section 4 and Employer Matching Contributions) shall be distributed to the Participant's Supplemental Plan Beneficiary in a lump sum as soon as practicable after the Participant's death unless the Participant had, prior to his death, irrevocably elected another means of distribution established by the Committee under this subsection 4.9.

                                 SECTION 5

                      SPOUSES, BENEFICIARIES, FUNDING


5.1. ELIGIBLE SPOUSE. The spouse of a Participant will be considered as an "Eligible Spouse" as of any date only if at least six months prior thereto the Participant and his spouse were lawfully married under the laws of the state where the marriage was contracted and the marriage remains legally effective.


5.2. SUPPLEMENTAL PLAN BENEFICIARY. A "Supplemental Plan Beneficiary" means a person who has been designated by a Participant as such by writing signed by the Participant and filed with the Committee prior to the Participant's death. If a Participant failed to designate a Supplemental Plan Beneficiary or if the person he designated predeceases the Participant, the Participant's Beneficiary under the Retirement Plan shall be his Supplemental Plan Beneficiary as to Part A Supplemental Death Benefits and his Beneficiary under the Investment Plan shall be his Supplemental Plan Beneficiary as to Part B Supplemental Death Benefits.


5.3. FUNDING. Benefits payable under this Plan to a Participant or his Supplemental Plan Beneficiary shall be paid directly by the Employers from their general assets in such proportions as the Company shall determine to the extent such benefits are not paid from a Special Retirement Account (established pursuant to Supplement A of this Plan) or from a so-called "rabbi trust", an irrevocable grantor trust the assets of which are subject to the claims of creditors of the Employers in the event of their insolvency. The Employers shall not be required to segregate on their books or otherwise any amount to be used for the payment of benefits under this Plan, except as to any amounts paid or payable to a Special Retirement Account under Supplement A of this Plan or to a "rabbi trust".

                                 SECTION 6

                            GENERAL PROVISIONS


6.1. STATEMENT OF ACCOUNTS. The Committee shall furnish each Participant with a statement of his accounts under this Plan as of each December 31.


6.2. EMPLOYMENT RIGHTS. Establishment of the Plan shall not be construed to give any Participant the right to be retained in the employ of the Company or any other Employer or to any benefits not specifically provided by this Plan.


6.3. INTERESTS NOT TRANSFERABLE. Except as to withholding of any tax under the laws of the United States or any state or municipality, the interests of Participants and their Supplemental Plan Beneficiaries under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily transferred, assigned, alienated or encumbered.


6.4. CONTROLLING LAW. The laws of Illinois shall be controlling in all matters relating to the Plan.


6.5. GENDER AND NUMBER. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the plural shall include the singular and the singular shall include the plural.


6.6. ACTION BY THE COMPANY. Any action required of or permitted by the Company under the Plan shall be by resolution of its Board of Directors or by a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.


6.7. SUCCESSOR TO THE COMPANY OR ANY OTHER EMPLOYER. The term "Company" as used in the Plan shall include any successor to the Company by reason of merger, consolidation, the purchase or transfer of all or substantially all of the Company's assets, or otherwise. The term "Employer" as used in the Plan with respect to the Company or any subsidiary shall include any successor to that corporation by reason of merger, consolidation, the purchase or transfer of all or substantially all of the assets of that corporation, or otherwise.

6.8. FACILITY OF PAYMENT. Any amounts payable hereunder to any person under a legal disability or who, in the judgment of the Committee, is unable to properly manage his affairs may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Committee may select. Any payment made in accordance with the next preceding sentence shall be a full and complete discharge of any liability for such payment under the Plan.

                                 SECTION 7

                         AMENDMENT AND TERMINATION


While the Employers expect to continue the Plan, the Company must necessarily reserve and reserves the right to amend the Plan from time to time or to terminate the Plan at any time. However, no amendment of the Plan nor the termination of the Plan may cause the reduction or cessation of any benefits that, but for such amendment or termination, are payable under this Plan or would become payable under this Plan after the date such amendment is made or the termination of the Plan occurs with respect to benefits accrued under the Retirement Plan and all other USG Defined Benefit Plans prior to such date, and with respect to Participants' before-tax contributions made under this Plan prior to such date and Employer Matching Contributions attributable to such before-tax contributions.

                               SUPPLEMENT A
                                    TO
               USG CORPORATION SUPPLEMENTAL RETIREMENT PLAN



A-1. PURPOSE, SPECIAL RETIREMENT ACCOUNT. The purpose of this Supplement A is to provide for installment payments of part or all of the accrued benefits under Part A of the Plan of each Eligible Participant to an individual account (the "Special Retirement Account") the Participant establishes in his name with a bank or trust company designated by the Company pursuant to an agreement between the Participant and the Company (the "Special Retirement Agreement").


A-2. ELIGIBLE PARTICIPANT. The term "Eligible Participant" as used in this Supplement A means a Participant in Part A of the Plan who had established a Special Retirement Account on or before May 1, 1993. No Participant may establish a Special Retirement Account after May 1, 1993.


A-3. ACCRUED BENEFIT AND DEATH BENEFIT VALUES, AFTER-TAX ACCRUED BENEFIT AND DEATH BENEFIT VALUES. The following terms used in this Supplement A shall have the following meanings:

      (a) "Accrued Benefit Value" as of any date means the present value of an Eligible Participant's Part A Supplemental Benefits under the Plan as of that date, as determined by the Committee (calculated on the bases of the actuarial factors, assumptions and tables then applied for that purpose under the Retirement Plan and benefit limitations imposed by the Internal Revenue Code then in effect, and assuming that no payments have been made to the Eligible Participant's Special Retirement Account pursuant to Paragraph A-5 and that the Eligible Participant will not have any additional service or employment compensation).

      (b) "After-Tax Accrued Benefit Value" as of any date means an Eligible Participant's Accrued Benefit Value as of that date less Applicable Income Taxes.

      (c) "Accrued Death Benefit Value" means, in the case of an Eligible Participant whose death occurs prior to receipt of any portion of the Participant's Part A Supplemental Benefits, the present value as of the date of the Eligible Participant's death, as determined by the Committee, of the Part A Supplemental Death Benefits, if any, payable to the Eligible Participant's Eligible Spouse as of that date (calculated on the basis of the actuarial factors, assumptions and tables then applied under the Retirement Plan in determining the present value of accrued death benefits and benefit limitations imposed by the Internal Revenue Code then in effect, and assuming that no payments have been made to the Eligible Participant's Special Retirement Account).

      (d) "After-Tax Accrued Death Benefit Value" means, in the case of an Eligible Participant described in the next preceding sentence, the Accrued Death Benefit Value as of the date of the Eligible Participant's death less Applicable Income Taxes.


A-4. APPLICABLE INCOME TAXES. "Applicable Income Taxes" means, with respect to any amount, federal, state and local income taxes on such amount (using for this purpose, and subject to such rules as the Committee may establish, the highest published applicable individual income tax rate in effect for the calendar year as to which such taxes are being determined), provided that state and local income taxes shall be considered net of federal income tax benefits.


A-5. PAYMENTS TO THE SPECIAL RETIREMENT ACCOUNT. Subject to the provisions of Paragraph A-6, the following payments will be made to the Special Retirement Account of each Eligible Participant. As of the beginning of each calendar quarter, the Committee shall determine the Employee's After-Tax Accrued Benefit Value as well as the amount, if any, by which such value exceeds the fair market value of all assets of the Special Retirement Account as of the end of the preceding calendar quarter. If Employee's After-Tax Accrued Benefit Value exceeds the fair market value of such assets by $100,000 or more, a payment will be made to the Special Retirement Account equal to the difference between such values. Payments required to be made to the Special Retirement Account under this Paragraph A-5 shall be made directly by the Company or from USG Corporation Deferred Benefit Trust, or from both sources, as soon as practicable after the amounts of the payments have been determined by the Committee. Pursuant to the terms of the Special Retirement Agreement, the Company will gross-up the amount of a payment made to the Special Retirement Account under this Paragraph A-5 so as to provide funds for the

Applicable Income Taxes payable by the Eligible Participant on such payment and will make payments to (or with respect to) the Eligible Participant in order to provide funds for the Applicable Income Taxes payable on investment income earned by the Special Retirement Account.


A-6.  ADJUSTMENT OF PART A SUPPLEMENTAL BENEFITS AND PART A SUPPLEMENTAL
DEATH BENEFITS UPON RETIREMENT OR DEATH. For the purpose of determining the amount of payments to be made to an Eligible Participant's Special Retirement Account pursuant to Paragraph A-5, it is assumed that no portion of the Part A Supplemental Benefits he has accrued has been paid under the Plan. However, each payment made to an Eligible Participant's Special Retirement Account shall reduce the obligation of the Plan to provide Part A Supplemental Benefits and Part A Supplemental Death Benefits to or with respect to that Eligible Participant and thus benefits otherwise payable under the Plan shall be reduced to reflect such payments. Upon an Eligible Participant's retirement or death before retirement, the following shall apply:

      (a) No further payments need be made under the Plan to the Eligible Participant's Special Retirement Account.

      (b) The Committee shall determine the amount of Part A Supplemental Benefits or Part A Supplemental Death Benefits that would be payable under the Plan as a result of such retirement or death if no payments had been made to the Eligible Participant's Special Retirement Account and also shall determine the After-Tax Accrued Benefit Value or After-Tax Accrued Death Benefit Value, as the case may be, of those benefits.

      (c) The benefits determined under subparagraph (b) next above shall be reduced so that their After-Tax Accrued Benefit Value or After-Tax Accrued Death Benefit Value equals the amount by which the After-Tax Accrued Benefit Value or After-Tax Accrued Death Benefit Value, determined in accordance with subparagraph (b) next above, exceeds the fair market value of all assets of the Eligible Participant's Special Retirement Account as of the date of his retirement or death, disregarding assets of the Special Retirement Account, if any, that are required to be paid to the Company. Subject to the provisions of subparagraph (d) next below, the resulting benefits shall be the actual Part A Supplemental Benefits or Part A Supplemental Death Benefits that will be paid under the Plan to, or with respect to, the Eligible Participant.

      (d) Subparagraph 3.7(b) of the Plan provides for the payment of Part A Supplemental Death Benefits to the Eligible Spouse of an Eligible Participant who dies after retirement but before payment of any portion of the Eligible Participant's Part A Supplemental Benefits had been made or commenced. However, if an Eligible Participant retires but dies before all assets in the Eligible Participant's Special Retirement Account not in excess of the Eligible Participant's After-Tax Accrued Benefit Value have been distributed to him, the Special Retirement Agreement requires that the undistributed portion of such assets be distributed as soon as practicable after the Eligible Participant's death to the Eligible Participant's Beneficiary under the Special Retirement Agreement. In this case, Part A Supplemental Death Benefits shall be payable under subparagraph 3.7(b) of the Plan to the Eligible Spouse of the Eligible Participant only to the extent, if any, the fair market value of the assets distributed from the Special Retirement Account to the Eligible Participant after his retirement and the assets distributed or to be distributed from the Special Retirement Account to such Beneficiary is less than the After-Tax Accrued Death Benefit Value of the Part A Supplemental Death Benefits otherwise payable to the Eligible Spouse under Part A of the Plan.

      (e) The actual Part A Supplemental Benefits or Part A Supplemental Death Benefits determined under subparagraphs (c) and (d) next above shall be paid as provided in subsection 3.6 or 3.7 of the Plan, whichever applies.

      (f) If the fair market value of all assets in the Eligible Participant's Special Retirement Account as of the date of his retirement or death exceeds the After-Tax Accrued Benefit Value or the After-Tax Accrued Death Benefit Value, whichever applies, the Special Retirement Agreement provides that such excess assets shall be returned to the Company.

A-7. TERMS AND PROVISIONS OF THE PLAN. All the terms and provisions of the Plan shall apply to this Supplement A and vice versa, except that where and to the extent the terms and provisions of the Plan and this Supplement A conflict, the terms and provisions of this Supplement A shall govern.